EXHIBIT 99.2

Accrued Interest Date:                                 Collection Period Ending:
25-Feb-02                                                             28-Feb-02

Distribution Date:           BMW VEHICLE OWNER TRUST 2001-A            Period #
25-Mar-02                                                                    10

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Balances
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                                                                              Initial        Period End
     Receivables                                                       $1,489,992,840    $1,059,273,011
     Pre-Funding Account                                                  $99,965,067                $0
     Capitalized Interest Account                                          $1,045,665                $0
     Reserve Account                                                      $22,349,893       $26,481,825
     Yield Supplement Overcollateralization                                $8,157,907        $5,076,182
     Class A-1 Notes                                                     $329,000,000                $0
     Class A-2 Notes                                                     $448,000,000      $251,962,920
     Class A-3 Notes                                                     $499,000,000      $499,000,000
     Class A-4 Notes                                                     $274,000,000      $274,000,000
     Class B Notes                                                        $31,800,000       $31,800,000

Current Collection Period
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     Beginning Receivables Outstanding                                 $1,109,266,967
     Calculation of Total Distribution Amount
        Regular Principal Distributable Amount
           Receipts of Scheduled Principal                                $25,199,357
           Receipts of Pre-Paid Principal                                 $23,884,293
           Liquidation Proceeds                                              $531,631
           Principal Balance Allocable to Purchased Receivables                    $0
           Release from Pre-Funding Account                                        $0
        Total Receipts of Principal                                       $49,615,281

        Interest Distribution Amount
           Receipts of Interest                                            $9,450,945
           Servicer Advances                                                       $0
           Reimbursement of Previous Servicer Advances                    ($1,741,233)
           Accrued Interest on Purchased Receivables                               $0
           Recoveries                                                         $55,997
           Capitalized Interest Payments                                           $0
           Net Investment Earnings                                            $36,733
        Total Receipts of Interest                                         $7,802,442

        Release from Reserve Account                                               $0

     Total Distribution Amount                                            $57,417,724

     Ending Receivables Outstanding                                    $1,059,273,011

Servicer Advance Amounts
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     Beginning Period Unreimbursed Previous Servicer Advance               $1,955,950
     Current Period Servicer Advance                                               $0
     Current Reimbursement of Previous Servicer Advance                   ($1,741,233)
     Ending Period Unreimbursed Previous Servicer Advances                   $214,717

Collection Account
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     Deposits to Collection Account                                       $57,417,724
     Withdrawals from Collection Account
        Servicing Fees                                                       $924,389
        Class A Noteholder Interest Distribution                           $4,190,821
        First Priority Principal Distribution                                      $0
        Class B Noteholder Interest Distribution                             $144,690
        Regular Principal Distribution                                    $49,338,711
        Reserve Account Deposit                                                    $0
        Unpaid Trustee Fees                                                        $0
        Excess Funds Released to Depositor                                 $2,819,113
     Total Distributions from Collection Account                          $57,417,724



                                  Page 1 of 3

Accrued Interest Date:                                 Collection Period Ending:
25-Feb-02                                                             28-Feb-02

Distribution Date:           BMW VEHICLE OWNER TRUST 2001-A            Period #
25-Mar-02                                                                    10

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Excess Funds Released to the Depositor
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        Release from Reserve Account                                       $1,249,849
        Release from Collection Account                                    $2,819,113
     Total Excess Funds Released to the Depositor                          $4,068,961

Note Distribution Account
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     Amount Deposited from the Collection Account                         $53,674,222
     Amount Deposited from the Reserve Account                                     $0
     Amount Paid to Noteholders                                           $53,674,222

Distributions
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     Monthly Principal Distributable Amount                           Current Payment    Ending Balance Per $1,000        Factor
     Class A-1 Notes                                                               $0                $0      $0.00         0.00%
     Class A-2 Notes                                                      $49,338,711      $251,962,920    $110.13        56.24%
     Class A-3 Notes                                                               $0      $499,000,000      $0.00       100.00%
     Class A-4 Notes                                                               $0      $274,000,000      $0.00       100.00%
     Class B Notes                                                                 $0       $31,800,000      $0.00       100.00%

     Interest Distributable Amount                                    Current Payment        Per $1,000
     Class A-1 Notes                                                               $0             $0.00
     Class A-2 Notes                                                       $1,069,621             $2.39
     Class A-3 Notes                                                       $1,954,417             $3.92
     Class A-4 Notes                                                       $1,166,783             $4.26
     Class B Notes                                                           $144,690             $4.55



Carryover Shortfalls
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                                                                Prior Period Carryover  Current Payment  Per $1,000
     Class A-1 Interest Carryover Shortfall                                        $0                $0         $0
     Class A-2 Interest Carryover Shortfall                                        $0                $0         $0
     Class A-3 Interest Carryover Shortfall                                        $0                $0         $0
     Class A-4 Interest Carryover Shortfall                                        $0                $0         $0
     Class B Interest Carryover Shortfall                                          $0                $0         $0


Receivables Data
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                                                                     Beginning Period     Ending Period
     Number of Contracts                                                       56,740            55,374
     Weighted Average Remaining Term                                            41.71             40.88
     Weighted Average Annual Percentage Rate                                    7.63%             7.62%

     Delinquencies Aging Profile End of Period                          Dollar Amount        Percentage
        Current                                                          $952,060,129            89.88%
        1-29 days                                                         $87,162,923             8.23%
        30-59 days                                                        $14,672,286             1.39%
        60-89 days                                                         $3,388,321             0.32%
        90-119 days                                                        $1,208,930             0.11%
        120+ days                                                            $780,421             0.07%
        Total                                                          $1,059,273,011           100.00%
        Delinquent Receivables +30 days past due                          $20,049,958             1.89%

Accrued Interest Date:                                 Collection Period Ending:
25-Feb-02                                                             28-Feb-02

Distribution Date:           BMW VEHICLE OWNER TRUST 2001-A            Period #
25-Mar-02                                                                    10

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     Charge-offs
        Gross Principal Charge-Offs for Current Period                       $378,675
        Recoveries for Current Period                                         $55,997
        Net Losses for Current Period                                        $322,677

        Cumulative Realized Losses                                         $2,315,387


     Repossessions                                                      Dollar Amount       Units
        Beginning Period Repossessed Receivables Balance                   $1,699,992          65
        Ending Period Repossessed Receivables Balance                      $1,634,819          64
        Principal Balance of 90+ Day Repossessed Vehicles                     $95,533           4



Yield Supplement Overcollateralization
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     Beginning Period Required Amount                                      $5,352,752
     Beginning Period Amount                                               $5,352,752
     Ending Period Required Amount                                         $5,076,182
     Current Period Release                                                  $276,570
     Ending Period Amount                                                  $5,076,182
     Next Distribution Date Required Amount                                $4,806,825

Capitalized Interest Account
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     Beginning Period Required Amount                                              $0
     Beginning Period Amount                                                       $0
     Net Investment Earnings                                                       $0
     Current Period Release to Depositor                                           $0
     Ending Period Required Amount                                                 $0
     Ending Period Amount                                                          $0


Pre-Funding Account
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     Beginning Period Amount                                                       $0
     Net Investment Earnings                                                       $0
     Release to Servicer for Additional Loans                                      $0
     Current Period Release for Deposit to Collection Account                      $0
     Ending Period Amount                                                          $0

Reserve Account
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     Beginning Period Required Amount                                     $27,731,674
     Beginning Period Amount                                              $27,731,674
     Net Investment Earnings                                                  $36,732
     Current Period Deposit                                                        $0
     Current Period Release to Collection Account                                  $0
     Current Period Release to Depositor                                   $1,249,849
     Ending Period Required Amount                                        $26,481,825
     Ending Period Amount                                                 $26,481,825



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